UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 20, 2007

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut, Kansas City, MO		64106

(Address of principal executive offices)		(Zip Code)
(816) 234-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information in this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of Commerce Bancshares, Inc. under the Securities Act of 1933, as amended.
Item 7.01. Regulation FD Disclosure
     Pursuant to the authority granted by its Board of Directors to repurchase up to 4,000,000 shares of its stock, on February 20, 2007 the Company purchased 400,000 shares of its common stock from family limited partnerships established by James M. Kemper, Jr. as part of the partnerships’ desire to diversify their holdings. The purchases were accomplished by private sale at a per share price of $50.67. Mr. Kemper is the former Chairman of the Board and CEO of the Company and father of current Chairman and CEO David W. Kemper and current Vice Chairman Jonathan M. Kemper.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Jeffery D. Aberdeen
Jeffery D. Aberdeen
Controller (Chief Accounting Officer)

Date: February 22, 2007